EX-99.B-77Q1

                             W&R TARGET FUNDS, INC.



SUB-ITEM 77Q1(a):   Amendments to Registrant's Charter:

     Amendment to Charter, dated August 25, 2005, was filed by EDGAR on February 15, 2006 as Ex-99.B(a)tgtartsup6 to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A and is incorporated by reference herein.